UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2021

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
In connection with the 2021 Barclays Global Healthcare Conference in which DaVita Inc. (“DaVita” or the “Company”) plans to participate, the Company is providing additional data, consistent with trends identified by the Company in its earnings call on February 11, 2021, regarding the ongoing effects of the novel coronavirus (“COVID-19”) pandemic on the Company’s U. S. dialysis patient population as well as the Company’s ongoing vaccination efforts. The Company is also maintaining the 2021 guidance ranges provided in its fourth quarter 2020 earnings release on February 11, 2021.
DaVita continues to carefully monitor the impact of the COVID-19 pandemic on its operating and financial performance. The magnitude and scope of the impact will be dependent on numerous factors, including, among other things, the severity and duration of the pandemic; further spread or resurgence of the virus, including as a result of the emergence of new strains of the virus; its impact on the chronic kidney disease patient population and our patient population; the availability, acceptance, impact and efficacy of COVID-19 vaccines and other treatments or therapies; the pandemic’s continuing impact on the U.S. and global economies and unemployment; the responses of our competitors to the pandemic and related changes in the marketplace; and the timing, scope and effectiveness of federal, state and local governmental responses. While the operating environment for healthcare providers is continuously changing during this pandemic, the health, safety and well-being of DaVita’s patients, teammates and physician partners remain a critical focus for the Company.
Although the ultimate impact of the COVID-19 pandemic, including the impact on dialysis patients and DaVita’s teammates and physician partners, remains uncertain due in large part to the factors noted above, DaVita is providing the following data on COVID-19 incidence, active cases and mortality among its U.S. dialysis patients, consistent with trends identified by the Company in its earnings call on February 11, 2021:
•The number of COVID-19 cases among DaVita’s U.S. dialysis patient population have correlated closely with national trends among the general population.
◦As of February 27, 2021, the number of active COVID-19 cases has decreased 70% from peak prevalence on January 6, 2021.
◦The last-seven-day incidence rate for COVID-19 has decreased 84% from the week ending January 9, 2021, to the week ending February 27, 2021.
◦Based on preliminary information to date, we believe that incremental mortality related to COVID-19 peaked year-to-date in mid-January 2021 and appears to have declined through the end of February 2021. Note that this incremental mortality related to COVID-19 is difficult to measure with precision due in part to timing considerations and testing and reporting limitations, and as a result, the Company’s measure of year-to-date mortality attributable to COVID-19 represents an approximate measurement.
◦Mortality trends have generally trailed incidence rates by two to four weeks.
DaVita is also providing additional data, consistent with previously identified trends, on vaccinations in its U.S. teammate and patient population.
•As of March 8, 2021, approximately 50% of DaVita’s U.S. clinic-based teammates have received at least one dose of COVID-19 vaccine.
◦All frontline teammates are generally eligible to receive the vaccine pursuant to applicable state and local/county policies, but availability of the vaccine varies by locality.
◦In many localities, DaVita teammates need to receive vaccinations at third party sites. While the Company reimburses for time and mileage for teammates to get vaccinated, the Company has observed that vaccination rates are noticeably higher in geographies in which DaVita is receiving direct distribution of vaccines to administer to teammates.
•As of March 8, 2021, approximately 28% of DaVita’s U.S. dialysis patients have received at least one dose of COVID-19 vaccine.
◦As vaccine distribution and eligibility policies vary by state and by county, DaVita has experienced high variability in accessibility and patient eligibility across its U.S. patient population.
◦The Company has observed that patient vaccination rates are noticeably higher in geographies in which DaVita is receiving direct distribution of vaccines from state authorities to administer to patients. Dialysis patients face high barriers to receiving vaccines outside of dialysis clinics, including transportation difficulties and the need to navigate technology to book an appointment.

•The Company, together with the kidney care community, have been advocating for a direct allocation of vaccine supply from the federal government and remain in ongoing discussions to secure such a national supply to administer to teammates and patients.
The information contained in this Item 7.01 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
The guidance and other forward-looking information in this report (collectively, “forward-looking statements”) and the underlying assumptions involve significant risks and uncertainties, including those described below, and actual results may vary significantly from these forward-looking statements. Among other things, we cannot assure you that our actual financial and operating results will not differ, perhaps materially, from the guidance set forth above.
This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"). All statements in this report, other than statements of historical fact, are forward-looking statements and as such are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, statements including the words "expect," "intend," "will," "could," "plan," "anticipate," "believe," "guidance," "outlook," and similar expressions are intended to identify forward-looking statements. These forward looking statements include, but are not limited to, our anticipated 2021 financial results and the underlying assumptions and our response to and the expected future impacts of the COVID-19 pandemic. Our actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things:
•the continuing impact of the dynamic and evolving COVID-19 pandemic, including, without limitation, on our patients, teammates, physician partners, suppliers, business, operations, reputation, financial condition and results of operations; the government's response to the COVID-19 pandemic; the availability, acceptance, impact and efficacy of COVID-19 treatments, therapies and vaccines; further spread or resurgence of the virus, including as a result of the emergence of new strains of the virus; the continuing impact of the pandemic on our revenue and non-acquired growth due to lower treatment volumes; the consequences of an extended economic downturn resulting from the impacts of COVID-19, such as a potential negative impact on our commercial mix, which may persist even after the pandemic subsides; and continuing COVID-19-related costs, such as costs to procure equipment and clinical supplies and higher salary and wage expense. The aforementioned risks and uncertainties may also have the effect of heightening many of the other risks and uncertainties discussed below;
•the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number or percentage of our patients under such plans, including without limitation as a result of restrictions or prohibitions on the use and/or availability of charitable premium assistance, which may result in the loss of revenues or patients, or our making incorrect assumptions about how our patients will respond to any change in financial assistance from charitable organizations;
•noncompliance by us or our business associates with any privacy or security laws or any security breach by us or a third party involving the misappropriation, loss or other unauthorized use or disclosure of confidential information;
•the extent to which the ongoing implementation of healthcare reform, or changes in or new legislation, regulations or guidance, enforcement thereof or related litigation result in a reduction in coverage or reimbursement rates for our services, a reduction in the number of patients enrolled in higher-paying commercial plans or that are enrolled in or select Medicare Advantage plans, or other material impacts to our business; or our making incorrect assumptions about how our patients will respond to any such developments;
•a reduction in government payment rates under the Medicare End Stage Renal Disease program or other government-based programs and the impact of the Medicare Advantage benchmark structure;
•risks arising from potential changes in laws, regulations or requirements applicable to us, such as potential and proposed federal and/or state legislation, regulation, ballot, executive action or other initiatives, including those related to healthcare and/or labor matters, such as AB290 in California;
•the impact of the political environment and related developments on the current healthcare marketplace and on our business, including with respect to the future of the Patient Protection and Affordable Care Act and the Health Care Reconciliation Act of 2010, as amended, the exchanges and many other core aspects of the current healthcare marketplace, as well as the composition of the U.S. Supreme Court and the new presidential administration and congressional majority;

•our ability to successfully implement our strategies with respect to home-based dialysis, value-based care and/or integrated kidney care, including maintaining our existing business and further developing our capabilities in a complex and highly regulated environment;
•changes in pharmaceutical practice patterns, reimbursement and payment policies and processes, or pharmaceutical pricing, including with respect to hypoxia inducible factors;
•legal and compliance risks, such as our continued compliance with complex government regulations;
•continued increased competition from dialysis providers and others, and other potential marketplace changes;
•our ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector that may erode our patient base and reimbursement rates, such as accountable care organizations, independent practice associations and integrated delivery systems;
•our ability to complete acquisitions, mergers or dispositions that we might announce or be considering, on terms favorable to us or at all, or to integrate and successfully operate any business we may acquire or have acquired, or to successfully expand our operations and services in markets outside the United States, or to businesses outside of dialysis;
•the variability of our cash flows, including without limitation any extended billing or collections cycles; the risk that we may not be able to generate or access sufficient cash in the future to service our indebtedness or to fund our other liquidity needs; and the risk that we may not be able to refinance our indebtedness as it becomes due, on terms favorable to us or at all;
•factors that may impact our ability to repurchase stock under our stock repurchase program and the timing of any such stock repurchases, as well as our use of a considerable amount of available funds to repurchase stock;
•risks arising from the use of accounting estimates, judgments and interpretations in our financial statements;
•impairment of our goodwill, investments or other assets; and
•uncertainties associated with the other risk factors set forth in Part I, Item 1A. of our Annual Report on Form 10-K for the year ended December 31, 2020 and the other risks and uncertainties discussed in any subsequent reports that we file or furnish with the Securities and Exchange Commission from time to time.
The forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this report are based solely on information available to us on the date of this report. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: March 9, 2021	By:	/s/ Joel Ackerman
Joel Ackerman
Chief Financial Officer and Treasurer